Exhibit 99.1
USCB Financial Holdings Inc. NASDAQ: USCB USCB FINANCIAL HOLDINGS

Forward-Looking Statements This presentation may contain statements that are not historical in nature and are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange

Act of 1934, as amended.

Forward-looking statements are those that are not historical facts.

The words “may,” “will,” “anticipate,” “should,” “would,”

“believe,” “contemplate,” “expect,” “aim,” “plan,” “estimate,”

“continue,” and “intend,” as well as other similar words and expressions of the future, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements related to our projected growth, anticipated future financial performance, and management’s long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events,

or business and growth strategies, including anticipated

internal growth and balance sheet restructuring. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include, but are not limited to: • the strength of the United States economy in general and the strength of the local economies in which we conduct operati ons; • our ability to successfully manage interest rate risk, credit risk, liquidity risk, and other risks inherent to our industry;

• the accuracy of our financial statement estimates and assumptions,

including the estimates used for our credit loss reserve and deferred tax asset valuation allowance; • the efficiency and effectiveness of our internal control procedures and processes; • our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where
we operate; • adverse changes or conditions in capital and financial markets, including actual or potential stresses in the banking industry;

• deposit attrition and the level of our uninsured deposits; • legislative or regulatory changes and changes in accounting principles,

policies, practices or guidelines, including the on-going effects of the implementation of the Current Expected Credit Losses (“CECL”)

standard; • the effects of our lack of a diversified loan portfolio and concentration in the South Florida market, including the risks of geographic, depositor, and industry concentrations, including our concentration in loans secured by real estate; • effects of climate change; • the concentration of ownership of our common stock; • fluctuations in the price of our common stock; • our ability to fund or access the capital markets at attractive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions; • inflation,

interest rate, unemployment rate, market, and monetary fluctuations;

• impacts of international hostilities and geopolitical events; • increased competition and its effect on the pricing of our products and services as well as our margin; • the effectiveness of our risk management strategies, including operational risks, including, but not limited to, client, employee, or third-party fraud and security breaches; and

• other risks described in this presentation and other filings we make with the Securities and Exchange Commission (“SEC”).

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual

results will not differ materially from expectations. Therefore, you are cautioned not to place undue reliance on any forward-looking statements.

Further, forward-looking statements included in this presentation are made only as of the date hereof, and we undertake no obligation to update or
revise any forward-looking statements to reflect events or circumstances after the date on which the statements are made or to reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws. You should also review the

risk factors described in the reports USCB Financial Holdings, Inc. filed or will file with the SEC. Non-GAAP Financial Measures This

presentation includes financial information determined by

methods other than in accordance with generally accepted

accounting principles (“GAAP”). This financial information includes certain operating performance measures. Management has included

these non-GAAP measures because it believes these measures may provide useful supplemental information for evaluating the Company’s expectations and underlying performance trends. Further,

management uses these measures in managing and evaluating the

Company’s business and intends to refer to them in discussions about our operations and performance. Operating performance

measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance

with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non-GAAP Reconciliation Tables’

included in the presentation. 2 All numbers included in this presentation are unaudited unless otherwise noted. 2

Table of Contents Who We Are Growth Strategy Financial

Review Appendix 3

We are a Relationship-First, Business Bank Company Overview

Founded in 2002, U.S. Century Bank is a state-chartered bank headquartered in South Florida 8th largest Florida headquartered bank by deposits in Miami Dade County as of June 30, 2022. (1) Its holding company formed in 2021, USCB Financial Holdings, Inc (NASDAQ:

USCB) is included in the Russell 3000 Index The Bank

issued its initial public offering in July 2021, raising $40.0 million in equity capital. Full service commercial bank offering products and services tailored to meet the needs of Small-to-Medium

Sized Businesses, entrepreneurs and professionals in South

Florida (Miami Dade, Broward, and Palm Beach) SBA preferred

lender, ranked as a top SBA 7(a) community bank lender in Miami Dade and Broward counties 5-star Bauer Financial rating Commercial

Banking Focused on servicing small/medium-sized businesses

within branch footprint Offer relationship retail deposit products to owners and operators of SMBs Ability for customers to access accounts through online and mobile banking platforms Credit products include Asset Based Loans, Lines of Credit and Term Loans

Provide Treasury Management services to clients Relationship-driven with flexible solutions tailored to each client’s need Assets

$2.2B Loans $1.6B Deposits $1.9B Equity $184M NPA/Assets

0.02% Total RBC 13.4% ROAA (2) 0.94% EPS(3) $0.50

South florida 10 Branches For the Company as of June 30, 2023. FDIC Deposit

Market Share Report as of 6/30/22. Annualized based on year-to-date results. Diluted EPS for the six months ended June 30, 2023. 4

Historical Financials EOP for Balance Sheet amounts Loans (1) In millions $735 $1,596 Deposits In millions $782 $1,921 Total

Stockholders’ Equity In millions $86 $184 ACL/Total Loans 1.17%

1.18% Net Charge Offs In thousands -$1,019 $29 Nonperforming

Assets/Total Assets 1.58% 0.02% Total Revenue

In millions $37 $69 Efficiency Ratio 94.15% 62.25% PTPP ROAA

(2) 0.24% 1.02% (1) Loan amounts include deferred fees/costs.

(2) Non-GAAP financial measure. Annualized. 5

Diversified Business Verticals SBA / Small Business Lending $40MM

Loans Relationship-oriented business focused on delivering fast loan commitments to small and medium-sized enterprises Predominately

Small business line of credits and CD secured loans Affordable SBA loan provider Approved by the SBA to participate in the Preferred

Lenders Program Differentiated Banking Product Offerings Specialty banking products, services and solutions designed for small businesses,

homeowner associations, law firms, medical practices

and other professional services firms, yacht lending and global banking services Correspondent Banking $180MM Deposits / $85MM Loans

Comprehensive range of both domestic and international services with the latest in technology to ensure quick processing Focus on

Caribbean and Latin American countries Correspondent banking services include letters of credit, foreign collections, wire transfers,

ForEx and trade finance Jurist Advantage $159MM Deposits Deposit aggregating focus/strategy Tailored products & services

for law offices, managing partners, associates and other staff members Commercial deposits accounts, treasury management, commercial lending, student loan refinancing, residential loans and credit card services Yacht Lending $163MM Loans Yacht

financing for larger vessels, transaction range is $750k -$7.5MM.

Brokered oriented business, 3 vendor approved brokers Member of the National Marine Lenders Association Acquired two yacht lending portfolios in 2021 and launched this new vertical in 2022 Association

Banking $116MM Deposits / $86MM loans Deposit aggregating focus/strategy

Banking for Homeowner Associations and Property Managers

Offer deposit collection services and esoteric lending solutions ranging from insurance premium and large capital improvements financing

Significant lending capacity to target large credits
Balances as of June 30, 2023. 6

Located in a Vibrant Economy DORAL HEADQUARTERS Florida

is one of the largest business markets in the country According to the U.S. Small Business Administration’s 2022 report,

Florida ranks third among states with the largest number of small businesses

(three million) Enterprise Florida reported the state had the lowest unemployment rate amongst the top ten largest states as of November

2022. Florida continues to maintain one of the lowest unemployment rates compared to the national rate According to CNBC, Florida ranked #8 in 2023 for business The tri-county area of Miami-Dade,

Broward and Palm Beach is the premier market within the state of Florida

According to the US Small Business Administration’s latest report,

Miami-Dade MSA accounts for more than 1/3 of small

businesses in the state of Florida as of December 2022 A diverse and vibrant economy Miami-Dade MSA has a rapidly growing population

The Miami-Dade MSA represents over 6 million residents and

will reach close to 7 million by 2025 Business-friendly tax structures,

no personal income tax and a reasonable cost living attract business to Florida 23 Fortune 500 companies are in Florida, with 11 in the Miami-Dade MSA as of 2022 Sources: U.S. Small

Business Administration’s Office of Advocacy for 2022, Enterprise

Florida, U.S. Bureau

of Labor Statistics, Fortune Magazine, Miami-Dade Beacon Council.

Attractive Demographics Household Income Projected Growth 2022-2027

(1) Miami leads expectations of income growth with a 5-year

growth rate of 16.98%. 9 cities within the current USCB network are expected to have growth greater than the US and Florida averages

Miami-Dade MSA is the premier market within the state of Florida

The Miami-Dade metro area is the tenth largest MSA in the United

States by total number of businesses, per the North American

Industry Classification System (NAICS) database USCB network USA

& Florida growth rates 11.74% 11.90% 11.97% 12.02% 12.05%

12.10% 12.35% 12.39% 12.81% 13.20% 13.24% 13.26%

13.32% 13.37% 13.46% 13.47% 13.78% 13.99% 14.04% 14.16%

15.34% 15.61% 16.98% Tampa Coral Springs Palm

Bay Jackonville Hollywodd US Florida Pembroke Pines Hialeah Davie

Spring Hill Tallahassee Miramar Cape Coral Pmpano Beach West

Palm Beach orland Clearwater Saint Ptersburg Miami Gardens Fort

Lauderdale Prt Saint Lucie Miami (1) Source: S&P Global Market

Intelligence. 8

Seasoned Management Luis de la Aguilera Chairman, President &

CEO Previously President & CEO of TotalBank 40+ years

in banking Rob Anderson Chief Financial Officer Previously CFO of

Capstar Financial Holdings 18+ years in banking Benigno Pazos

Chief Credit Officer Previously CCO of TotalBank 42+ years

in banking Oscar Gomez Head of Global Banking Division Previously

at Regions Bank 30+ years in banking Jay Shehadeh General

Counsel Previously at Shehadeh Giannamore, PLLC 9+ years in banking

Nicholas Bustle Chief Lending Officer Previously at Valley

Bank 35+ years in banking Andres Collazo Director of Operations

& IT Systems Previously at TotalBank 33+ years in banking

Martha Guerra-Kattou Director of Sales & Marketing Previously at TotalBank

30+ years in banking Seasoned Management Team with

Local Banking Experience 9

Accomplished Board of Directors Luis de la Aguilera Chairman,

President & CEO Previously President & CEO of TotalBank Director

since 2016 Aida Levitan Board Member President the Levitan Gorup

Director since 2013 Kirk Wycoff Board Member Managing

Partner, Patriot Financial Partners, L.P. Director since

2015 Howard Feinglass Board Member Managing Partner, Priam

Capital Director since 2015 Ramón Abadin Board Member Partner,

Ramon A. Abadin P.A. Director since 2017 Bernardo

Fernandez, Jr. Board Member CEO, Baptist Health Medical

Group Director since 2017 Ramon A. Rodriguez, CPA

Board Member Chairman and Chief Executive Officer Cable Insurance

Director since 2022 Robert Kafafian Board Member Founder, Chairman

& Chief Executive Officer The Kafafian Group, Inc. Director

since 2022 Maria C. Alonso Board Member CEO and Regional Dean of

Northeastern University, Miami Campus Director since

2022 Highly Accomplished and Aligned Board with Complementary

Track Records 10

Our Strategy Organic Loan Growth: Take advantage of platform that we have developed post recap, capitalize on fragmented Miami

-Dade MSA community banking market, and continue to build

market share Capitalize on inherent advantages over smaller community banks which lack our product expertise and breadth of service

Due to significant consolidation, there exists a base of potential clients that desire to partner with a bank that is locally headquartered

Team Lift-outs: Continue to bring in top tier talent to U.S.

Century Bank, with teams attracted to culture, public currency and local decision making Overall growth success will depend upon our ability to attract, retain, develop, incentivize, and reward the human capital necessary to execute growth strategy Attractive stock-based incentive compensation to attract top tier talent Asset

Purchases: Portfolio loan purchases from companies exiting non-core lines of business; opportunistic to organic growth initiatives Net capital can serve as dry powder to facilitate meaningfully sized

portfolio acquisitions Proactively evaluating portfolio opportunities that are consistent with USCB’s credit philosophy Strategic

Acquisitions: Become an active acquirer for Florida banks looking to find a partner Focused on strategic, financially attractive acquisitions which support USCB’s organic growth strategy without compromising the risk profile Numerous potential partners Miami-Dade MSA

that may seek liquidity USCB is positioned to offer stock consideration

Q2 2023 Highlights GROWTH Average deposits increased

by $155.8 million or 9.1% compared to the second quarter 2022. Liquidity sources increased to $853 million in on-balance sheet and off-balance sheet sources. Insured and collateralized deposit, increased to 51% from 43%

in the second quarter 2022. Average loans, excluding PPP loans,

increased $290.1 million or 22.7% compared to the second quarter

2022. Tangible Book Value per Share (1) was

$9.40 includes an after-tax unrealized security loss impact of $2.41. PROFITABILITY

Net income was $4.2 million or $0.21 per diluted share. ROAA was 0.77% compared to 1.08% for the second quarter 2022. ROAE was

9.13% compared to 11.38% for the second quarter 2022. Efficiency ratio was 65.25% compared to 55.34% for the second quarter

2022. CAPITAL/CREDIT Credit metrics remain strong. One

C&I loan classified as nonaccrual for a total of $486 thousand.

ACL coverage ratio was 1.18%. Effective January 1, 2023, the

Company adopted the CECL methodology for estimating credit losses.

Repurchased 77,603 shares of common stock during the quarter at a weighted average price of $9.58. 172,397 common shares remain authorized for repurchase under the repurchase program.

(1) Non-GAAP financial measure. 12

Financial Results In thousands (except per share data) Q2 2023 Q1 2023

Q2 2022 Balance Sheet (EOP) Total Securities $439,398

$415,837 $456,135 Total Loans (1) $1,595,959 $1,580,394

$1,372,733 Total Assets $2,225,914 $2,163,821 $2,016,086

Total Deposits $1,921,301 $1,830,462 $1,738,720 Total

Equity (2) $183,685 $183,858 $180,068 Income Statement Net Interest

Income $14,173 $15,997 $15,642 Non-interest Income $1,846

$2,070 $1,617 Total Revenue $16,019 $18,067 $17,259

Provision for Credit Losses $38 $201 $705 Non-interest Expense $10,452

$10,176 $9,551 Net Income $4,196 $5,809 $5,295 Diluted

Earning Per Share (EPS) $0.21 $0.29 $0.26 Weighted Average

Diluted Shares 19,639,682 19,940,606 20,171,261 (1) Loan amounts include deferred fees/costs. (2) Total Equity includes after-tax unrealized security losses of $47.1 million for Q2 2023, $42.1 million for Q1

2023, and $36.9 million for Q2 2022. 13

Key Performance Indicators Q2 2023 Q1 2023 Q2 2022 CAPITAL/CREDIT

PROFITABILITY GROWTH Tangible Common Equity/Tangible

Assets (1) 8.25% 8.50% 8.93% Total Risk-Based Capital (2)

13.42% 13.20% 13.74% NCO/Avg Loans (3) 0.01% (0.01%)

0.00% NPA/Assets 0.02% 0.02% 0.00% Allowance Credit Losses/Loans

1.18% 1.20% 1.15% Return On Average Assets (ROAA) (3)

0.77% 1.11% 1.08% Return On Average Equity (ROAE)

(3) 9.13% 12.85% 11.38% Net Interest Margin (3) 2.73% 3.22%

3.37% Efficiency Ratio 65.25% 56.32% 55.34% Total

Assets (EOP) $2,225,914 $2,163,821 $2,016,086 Total Loans

(EOP) $1,595,959 $1,580,394 $1,372,733 Total Deposits

(EOP) $1,921,301 $1,830,462 $1,738,720 Tangible Book

Value/Share (1)(4) $9.40 $9.37 $9.00 (1) Non-GAAP Financial

Measures. (2) For the Company. (3) Annualized. (4) After

tax unrealized security loss effect on tangible book value per share was ($2.41) for Q2 2023, ($2.14) for Q1 2023 and ($1.84) for Q2

2022. 14

Deposit Portfolio Deposits AVG In millions $1,717 $1,763

$1,804 $1,844 $1,872 $224 $217 $217 $225 $277 $781 $823 $871

$897 $940 $67 $67 $62 $58 $53 $645 $656 $654 $664 $602 Q2

2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Non-interest-bearing

deposits Money market and savings Interest-bearing checking deposits

Time deposits Deposit Cost 0.25% 0.21% 1.75% 0.21% 3.25%

0.34% 4.50% 0.77% 5.00% 1.29% 5.28% 1.99% Deposit Cost

Fed Funds Rate (Upper bound) Commentary Average deposits

increased $28.2 million or 6.1% annualized compared to the prior quarter and $155.8 million or 9.1% compared to the second quarter

2022. Deposit composition mix shifted towards interest bearing and ICS/CDARS products. Average DDA balances comprised 32.1% of total deposits as of June 30, 2023. Deposit beta of 36% since Q4 2021. In

abundance of caution given the recent bank failures, brought in

$50 million of brokered CDs at a weighted average rate of

4.98% to boost liquidity. 15

Deposit Distribution EOP for Balance Sheet amounts Deposits

Composition Person 36% Business 50% Brokered Deposits 3%

Public Funds 11% Commentary Our deposit base reflects our business model: a commercial bank. The total amount of uninsured deposits adjusted by the collateralized portion of public funds is 49% for quarter end. Excluding the collateralized portion of Public Funds, the uninsured deposits are 53%. As of June 30, 2023, the deposit balance

of ICS/CDARS was $114.3 million, increase of $78.6 million from first quarter 2023. Deposits by Customer Segment In thousands for balance sheet amounts r , , . Average Balance Deposit Type Total

Balance % of Total (#) Accounts per Account Business $ 955,768

50% 6,979 $ 137 Personal $ 696,101 36% 12,686 $ 55 Public

Funds $ 219,432 11% 31 $ 7,078 Brokered CDs $ 50,000 3%

2 $ 25,000 Grand Total $ 1,921,301 100% 19,698 $ 98

Uninsured Deposits to Total Deposits (1) 57% 59% 57% $751 $765

$750 $988 $1,032 $1,079 Q2 2022 Q3 2022 Q4 2022 56% $1,028

$951 Ql 2023 Q2 2023 Uninsured Depositors Insured Depositors

Uninsured Deposits/Deposits (1) Uninsured deposits excludes

collateralized Public Funds . 16

Liquidity EOP for Balance Sheet amounts Total Liquidity On Balance

Sheet Liquid Assets Total Liquidity Liquid Assets: On-Balance

Sheet Liquidity / Total Assets Total Liquidity: Total

Liquidity / Total Assets Sources of Liquidity (in millions)

6/30/2023 On Balance Sheet Liquidity Cash $7 Due from banks

$76 Investment securities unpledged $226 Total on balance sheet liquidity (Liquid Assets) $309 Off Balance Sheet Liquidity

FHLB excess capacity $270 Bank Term Funding Program (B

TFP) $137 Federal Reserve Discount Window $32 Fed Fund Lines

$105 Total off balance sheet liquidity $544 Total Liquidity

$853 Commentary We believe we are well positioned to

weather the current environment. We have ample sources

of liquidity both on and off-balance sheet. Loan-to-deposits ratio negatively impacted by additional liquidity brought on balance sheet with

$50 million of brokered CDs. We are enrolled in BTFP but

have not drawn. Loan-to-Deposit Ratio 29% 31% 25% 22%

Jun-22 Sep-22 38% Dec-22 Mar-23 Jun-23 17

Loan Portfolio Total Loans (AVG) In millions $1,399 Q2

2022 03 2022 $1,547 $1,569 Q4 2022 Ql 2023 Q2 2023 Loans (Excl

PPP) PPP Loans Loans Yields 4.35% 0.13% 4.22% 4.53% 4.86%

0.04% 0.03% 4.82% 4.50% Q2 2022 Q3 2022 Q4 2022 5.17%

0.03% 5.14% 5.33% 0.02% + 109 bps Q2'23 vs Q2'22 Q1

2023 Q2 2023 Loan Coupon Loan Fees Commentary Average

loans, excluding PPP loans, increased $22.5 million or 5.8% annualized compared to prior quarter and $290.1 million or 22.7% compared to the second quarter 2022. Loan coupon increased 17 bps compared to prior quarter and 109 bps compared to the second quarter

2022. Loan fees yield decreased 11 bps compared to second quarter

2022 primarily due to a decrease of $441 thousand in PPP loan fees.

Loan Production Net Loan Production Trend In millions 7.20% Q2 2022

Q3 2022 Q4 2022 Q1 2023 Q2 2023 Loan Production & Line

changes Loan Amortization & payoffs New loans average

coupon Loan Composition Trend W In millions $948 Jun-20 $1,595

12% 62% 26% Jun-23 • Residential real estate • Commercial real estate Real Estate Loans ■ Commercial and industrial, Foreign banks,

and Consumer and other i!| Excludes unearned fees

and PPP Loans. EOP. Commentary $88 million net growth for year

-to-date 2023. Average coupon on new loans was 7.20% for

second quarter 2023, 189 bps above portfolio average. Q2 2023 loan production for the quarter was well diversified; 46% C&I, 16%

CRE; 31% consumer, 3% correspondent banks; and 3% residential.

Loan production was impacted by recent bank failures. Loan

composition shows diversification and growth in C&I and consumer loans. 19

Net Interest Margin

Net Interest Income/Margin (1)

In thousands (except ratios)


3.37%
3.47%
3.45%
3.22%
2.73%
3.27%
3.45%
3.45%
3.22%
2.73%
$15,642
$16,774
$16,866
$15,997
$14,173
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Net Interest Income
NIM
NIM excluding PPP Loans

Interest-Earning Assets Mix (AVG)


4%
26%
1%
69%
4%
23%
0%
73%
3%
22%
0%
75%
2%
21%
0%
77%
4%
20%
0%
76%
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Total Loans (excluding PPP Loans)
PPP Loans
Investment Securities
Cash Balances & Equivalents

Commentary

Net interest income decreased by $1.8 million compared to the prior quarter predominately due to increase in deposit cost and a liability sensitive balance sheet.

Held more cash in wake of recent bank failures and increased liquidity with higher priced brokered CD's ($50 million) which negatively impacted NIM.

Shift in deposit mix; out of DDA and into interest bearing deposits.

Majority of Q2 loan production (higher yields) was booked at the end of the quarter, the full impact on the NIM is yet to be realized.

$50 million notional pay fixed rate swap executed in Q2; $100 million pay fixed rate swap executed in early Q3 to help future NIM.

Q3 loan pipeline is strong, ($200 million) and loan coupons are above 7.50%.

(1) Annualized.

20

Interest Rate Sensitivity Loan Portfolio Repricing Profile by Rate Type

Hybrid ARM 5% Series 1 Point "1-2 yr Value: 81,355,318

(8%) Fixed Rate 38% 67% ■ Prime ■ CMT LIBOR/SOFR Loan

Repricing Schedule Variable/Hybrid Rate Loans 33% 8% 13%

46% ■ 0-1 yrs. ■ 1-2 yrs. ■ 2-3 yrs ■ >3 yrs. Static NII Simulation Year

1 & 2 $6,000 Year 1 $5,000 $4,000 $3,000 $2,000 $1,000 -0.1%

$0 +100 -$1,000 Year 2 6.7% 3.9% ■ Net Interest Income

change from base {$ in thousands and % change) +100 Plot Area

+200 21 21

Asset Quality Allowance for Credit Losses In thousands (except ratios)

1.15% 1.16% 1.16% 1.20% 1.18% $15,786 $16,604 $17,487

$18,887 $18,815 Allowance for credit losses ACL/Total loans Non-performing

Loans In thousands (except ratios) 0.00% 0.00% 0.00% 0.03% 0.03%

$468 $468 Non-accrual loans Non-performing loans to total loans

Commentary ACL coverage ratio is at 1.18%, slightly down from prior quarter due to improvement

in economic outlook. One C&I loan for $486 thousand was classified as nonaccrual at June 30, 2023. No OREO. Improved economic

forecasts drove a small reduction in expected loss rates and this was partially offset by net portfolio growth during the quarter.

Classified Loans (1) to Total Loans 0.08% 0.07% 0.26% 0.25%

0.21 (1) Loans classified as substandard at period end. No loans classified doubtful or loss at period end. 22

Loan Portfolio Mix Loan Portfolio Mix (1) ■ Residential real estate •

CRE - Owner occupied • CRE - Non-owner occupied ■ Commercial and industrial Correspondent banks ■ Consumer and other Commentary

Total Loan balance at quarter end was $1,595 million (1). Commercial

Real Estate (owner occupied and non-owner occupied) was 62% or $989.4 million of the total loan portfolio (1). CRE mix is diversified and granular.

Retail non-owner occupied makes up 30% of total CRE or $297.4 million. CRE Loan Mix Land/Construction Hotels 8% Other

Warehouse ► 8% $989MM Retail 30% CRE - Owner Occupied

16%121 Multifamily 18% ned fees. CRE Loan Portfolio (non-owner occupied and owner occupied) Loan Type LTV (1) DSCR(2)

Average Loan Size (3) Retail 56% 1.63 $3.0 Multifamily 62%

1.41 $1.4 Office 57% 2.20 $1.5 Warehouse 58% 1.84 $1.2 Hotels

54% 1.92 $4.8 Other 57% 1.97 $1.8 Land/Construction 58%

NA $3.1 (1) LTV - Loan to value ratio. (2) DSCR - Debt

service coverage ratio. (3) Balance in millions. 23

CRE Office Portfolio

Loan size



77
$46
$41
$32
$32
$25
25
8
7
3
Under $1MM
$1MM - $3MM
$3MM - $5MM
$5MM - $7MM
$7MM - $10MM
Outstanding Balance as of 6/30/2023
Number of Loans

Key Metrics

	At 6/30/2023	
Avg. Loan Size in millions	$	1.5
NCOs / Average Loans		0.00%
Delinquencies / Loans		0.00%
Nonaccruals / Loans		0.00%
Classified Loans / Loans		0.00%

Portfolio performing with clean credit metrics

Commentary

Non-owner-occupied office is 8% of total loans and 70% have recourse to a guarantor.

Owner occupied office is 3% of the loan portfolio and 99% have recourse to a guarantor.

Total office loan portfolio (owner occupied and non-owner occupied) had 120 notes with an average balance of $1.5 million dollars, LTV of 57%, and DSCR of 2.20X at quarter end.

91% of outstanding loan balances are within the USCB primary market.

Miami's office sector outperforms the national average with a lower vacancy rate of 9.4% and availability rate of 11.8%, compared to the estimated national average of 13% and 16.5%, respectively. (1)

Loan Maturity

< 1 year	1 year to 3 years	3 years to 5 years	5 years to 10 years	> 10 years
5%	9%	14%	71%	1%

(1) Data points source: CoStar Group, a NASDAQ company and world leader in commercial real estate information with a comprehensive database of real estate data throughout the US, Canada, UK and France. Published April 2023.

24

Non-Interest Income In thousands (except ratios) Q2 2023 Q1 2023

Q4 2022 Q3 2022 Q2 2022 Service fees $1,173 $1,205 $1,093

$934 $1,083 Gain (loss) on sale of securities available for sale -

(21) (1,989) (558) (3) Gain on sale of loans held for sale 94

347 205 330 22 Other income 579 539 568 1,083 515 Total non

-interest income $1,846 $2,070 ($123) $1,789 $1,617 Average

total assets $2,183,542 $2,120,218 $2,051,867 $2,026,791 $1,968,381

Non-interest income / Average assets (1) 0.34% 0.40% (0.02%)

0.35% 0.33% Commentary Service fees remain substantially consistent quarter over quarter. SBA loan sales produced $94 thousand

of gains in the second quarter 2023. Fluctuation of non-interest income primarily impacted by one-time items in other income and

loss on sale of securities in prior quarters. (1) Annualized. 25

Non-Interest Expense In thousands (except ratios) Q2 2023 Q1 2023 Q4

2022 Q3 2022 Q2 2022 Salaries and employee benefits $5,882

$6,377 $6,080 $6,075 $5,913 Occupancy 1,319 1,299 1,256 1,281

1,251 Regulatory assessments and fees 452 224 222 269 226

Consulting and legal fees 386 358 371 604 398 Network and

information technology services 505 478 483 488 448 Other operating expense 1,908 1,440 1,602 1,415 1,315 Total non-interest

expense $10,452 $10,176 $10,014 $10,132 $9,551 Efficiency

ratio 65.25% 56.32% 59.81% 54.58% 55.34% Average

total assets $2,183,542 $2,120,218 $2,051,867 $2,026,791 $1,968,381 Non

-interest expense / Average assets (1) 1.92% 1.95% 1.94% 1.98%

1.95% Full-time equivalent employees 198 196 191 191 192 Commentary

Salaries and employee benefits decreased due to lower incentive accr ual based on performance for the first half of 2023. Regulatory assessments and fees increased $228 thousand due to an increase in the FDIC deposit insurance assessment rate compared to first quarter

2023. Other operating expense increased $468 thousand due to increase in audit and tax services, internet banking fees,

and special assets insurance expense. Efficiency ratio impacted by lower revenue and increase in non-interest expenses. (1) Annualized.

Capital Capital Ratios <« Q22023 Leverage Ratio TCE/TA M

Tier 1 Risk Based Capital Total Risk Based Capital AOCI

In Millions 9.32% 8.25% 12.27% 13.42% ($47.1) Capitalized

9.36% 9.43% 5.00% 8.50% 8.93% NA 12.04% 12.65% 8.00% 13.20%

13.74% 10.00% ($42.1) ($36.9) Commentary Repurchased

77,603 shares during the quarter at a weighted average price of

$9.58. 172,397 common shares remain authorized for repurchase under the repurchase program. AOCI on investment securities was ($47.1)

million or ($2.41) per share as of June 30, 2023. Q2 2023 EOP shares outstanding: Common Stock: 19,544,777 (1) For the Company.

(2) Non-GAAP Financial Measures. 27

Takeaways Leading franchise located in one of the most attractive

Robust organic growth banking markets in Florida and the U.S.

Strong asset quality, with minimal charge-

offs experienced since 2015 recapitalization Experienced and tested management team Strong profitability, with pathway for future enhancement identified Core funded deposit base with 32.1% Non- Interest-Bearing

Deposits (AVG) 28

APPENDIX – Risk Management Risk Management Philosophy and

Culture Management has instilled a culture of adherence to well-developed risk management procedures Management is responsible for day-to-day risk management (identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational,

compliance and reporting levels) Risk management division consists of four individuals covering enterprise risk management, cybersecurity,

third-party risk, internal audit and loan reviews Compliance division consists of seventeen individuals covering bank secrecy,

consumer compliance and investigations Both areas play an active role in assessing corporate risks, compliance and collaborating with management to mitigate identified risks Heightened focus on BSA / AML / KYC compliance due to foreign exposure Individual country loan

exposure limited to 0% - 70% of total capital based on individual country risk Global banking services offered exclusively to

institutions in countries

meeting U.S. Century’s robust risk tolerance framework

Highly experienced compliance team with international compliance experience from larger banking institutions Audit Committee consist of 4 members responsible for complete oversight of Company’s risk management process: Ramon Rodriguez (Chair), Bernardo Fernandez, Ramón

Abadin and Maria Alonso Credit Philosophy Conservative credit culture that encourages prudent and desirable loans over unchecked growth

Underwriting strength stems from deep understanding of U.S. Century’s market, long-standing relationships with clients, and disciplined process

Focused on maintaining a well-diversified and conservative loan portfolio Robust Credit Administration Underwriting group supported by experienced credit officers with both credit and lending

experience Effective and independent loan review Credit
Committee meetings conduct in-depth loan portfolio monitoring, including concentration limits Active monitoring and reporting on existing or emerging concentrations and targeted reviews of any higher risk portfolios 29

APPENDIX – Technology Support 2016 2017 2018 2019 2020

2021 <=\ Paperless Account Opening January '16-April ‘16

©Tran International Letter Of Credit April '16-July '16 m^Tonce

-

lnstant Issue Debit Card October '16 - March '17 <=\ Cash Management

Portal August'16-March '17 Network In-housing January '18 - September

‘18 Secureworks Secureworks MSSP January '18 - May '18 <=\

Horizon Core Conversion September '18 - September '19 Zelle

P2P June ‘19 - November '19 >: banktel Accounts Payable November '19-January

20 Collaboration Applications S „»an,-20-Mora,-20 y ,V,LINDERS

Summit PPP Loan Origination 01 tRA ' January 21 - February 21 Treasury

Management Platform November 20-October 21 Continued

next slide Reporting Database May ‘16 - September ‘16 V- BNCootro!

(7... Fedlink Anywhere vAAAAAAAAA/

April '17- September ‘17 S" Microsoft OFFICE 365 February

‘18 - September '18 i N c: j EMV Debit Cards August '16 - October

'16 y NCR Image Deposit ATM March '19 - December

‘19 \_MiftATED ppp Loan Origination System May 20-June

20 y y COHE ITY Immutable backup solution Jan 21-June

21 f “ CECL and ALLL Application aDr,Q0 June 21 - December

21 30

APPENDIX – Technology Support 2022 Sw 2023 2024 - 2025

r a M ANTI Remote Account Opening October 21-March 22 y

Secureworks MXDR platform Feb 22 -July 22' r <$} abrigo k Loan origination system June 22-May 23 j r FèdNÇ-w k FED Now payments

January 23 - October 23 s # PBX(SaaS)-Teams Calling 4 ■ November

23- March 24 Wire fraud application k j CRM system Account analysis solution ACH Positive Pay/ACH Alert f A Ring Central call reporting

October 22 - March 23 y. y \ Pidgin real time payments Pid9in

January 23 - October 23 k Cloud (laasj for DR environment July

23-December 23 Commercial Account Opening k j Financial reporting application k Siem Solution 31

APPENDIX – Yacht Lending Vertical 2023 Boat

Shows Tampa Boat Show Jun 23-25, 2023 Naples Boat Show

Jan 19-22, 2023 Vero Beach Boat Show Nov 18-19, 2023

Palm Beach Boat Show Mar 21-24, 2023 Ft. Lauderdale Boat

Show Oct 25-29, 2023 Miami Boat Show Feb 15-19, 2023 U.S. Century

Bank Commentary Yacht financing for larger vessels, transaction range is $750k -$7.5MM Brokered oriented business, 3 vendor approved brokers Member of the National Marine Lenders Association USCB

is in proximity to multiple yachting hubs and boat shows, offering easy access to a vast network of marinas and costal communities

APPENDIX – Non-GAAP Reconciliation In thousands (except

ratios) 6/30/2023 Pre-Tax Pre-Provision ("PTPP") Income: Net income$4:196 Plus: Provision for income taxes 1:333 Plus: Provision for credit losses 3S_ PTPP income$5;567 PTPP Return on Average

Assets: PTPP income$5:567 Average assets$2,183,542

PTPP return on average assets 1 1.02% Operating Net Income: Net income$4:196

Less: Net gains (losses) on sale of securities Less: Tax effect on sale of securities - Operating net income$4,196 Operating PTPP Income:

PTPP income$5:567 Less: Net gains (losses) on sale of securities - Operating

PTPP Income $ 5,567 Operating PTPP Return on Average Assets:

Operating PTPP income S 5,567 Average assets S 2,183,542 Operating

PTPP Return on average assets ‘ 1.02% As of or for the three months ended 3/31/2023 12/31/2022 9/30/2022 6/30/2022 S 5,809$4,434$5,558$5,295

1,881 1,415 1,963 1,708 201 880 910 705 S 7,891$6,729$8,431$7,708

S 7,891 S 2,120,218 1.51% S 6,729 S 2,051,867 1.3 0% S 8,431

S 2,026,791 1.65% S 7,708 S 1,968,381 1.57% S 5,809$4,434$5,558$5,295

(21) (1,9 89) (558) (3) 5 504 141 1_ S 5,825$5,919$5,975$5,297

S 7,891$6,729$8,431$7,708 ^211 (1Î989) (558) _Q1 S 7,912$8,718$8,98

9$7,711 S 7,912 S 8,718 S 8,989 S 7,711 S 2,120,218

S 2,051,867$2,026,791$1,968,381 1.51% 1.57% 1.69% 1.76% Operating

PTPP Return on Average Assets: Operating PTPP income$5:567

Average assets$2,183,542 Operating PTPP Return on average

assets 1 1.02% Operating Return on Average Assets: Operating net income$4:196 Average assets$2,183,542 Operating return on average assets ^ ' 0.77% Operating Return on Average

Equity: Operating net income$4,196 Average equity$184,238

Operating return on average equity (1) 9.13% Operating Revenue:

Net interest income$14,173 Non-interest income 1,846 Less: Net gains (losses) on sale of securities -
Operating revenue$16,019 Operating Efficiency Ratio: Total non

-interest expense S 10,452 Operating revenue S 16,019 Operating efficiency ratio 65.25% (1) Annualized. S 7,912 S 2,120,218

1.51% S 8,718 S 2,051,867 1.69% S 8,989 S 2,026,791 1.76% S 7,711

S 1,968,381

1.57% S 5,825 S 2,120,218 1.11% S 5,919 S 2,051,867 1.14%

S 5,975 S 2,026,791 1.17% S 5,297 S 1,968,381 1.08% S 5,825

S 5,919 S 5,975 S 5,297 S 183,371$177,556$185,288$186,597

12.88% 13.23% 12.79% 11.39% S 15,997$16,866$16,774$15,642

2,070 (123) 1,789 1,617 (21) (1:989) (558) (3) S 18,088$18,732$19,121$17,262

S 10,176 S 18,088 56.26% S 10,014 S 18,732 53.46% S 10,132

S 19,121 52.99% S 9,551 S 17,262 55.33% (1) Annualized. 33

APPENDIX – Non-GAAP Reconciliation In thousands (except

ratios and share data) 6/30/2023 Tangible Book Value per

Common Share (at period-end): Total stockholders 'equity$183:685

Less: Intangible assets - Tangible stockholders 'equity$183:685

Total shares issued and outstanding (at period-end): Total

common shares issued and outstanding 19:544:777 Tangible

book value per common shareS 9.40 Operating diluted net income per share of common stock: Operating net income$4:196 Weighted average shares Diluted$19;639;682 Operating diluted net income per share of common stock 0.21 Tangible Common Equity/Tangible

Assets: Tangible stockholders 'equity$183:685 Tangible

Assets 2:225:914 Tangible Common Equity /Tangible

Assets: 8.25% As of and for the three months ended 3/31/2023 12/31/2022

9/30/2022 6/30/2022 S 183,858$181428$177,417$180:068

S 183,858$181428$177,417$180,068 19,622,380 20,000,753

20,000,753 20,000,753 S 9.37 $ 9.12$8.87 $ 9.00 S 5,825$5,919$5,975$5197

S 19,940,606 S 20,172,438 S 20,148,208 S 20,171161 S 0.29$0.29$0.30$0.26

S 183,858$182,428$177,417$180,068 2,163,821 8.50% 2,085,834

8.75% 2,037,453 8.71% 2,016,086 8.93% (2) Excludes the dilutive effect,

if any, of shares of common stock issuable upon exercise of outstanding stock options. 34

CONTACT INFORMATION LOU DE LA AGUILERA

Chairman, President & CEO (305) 715-5186 EH laguilera@uscentury.com

ROB ANDERSON EVP, CHIEF FINANCIAL OFFICER

(305) 715-5393 rob.anderson@uscentury.com INVESTOR

RELATIONS InvestorRelations@uscentury.com 35